                           SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
             SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ______)

         Filed by the registrant   [X]

         Filed by a party other than the registrant [ ]

         Check the appropriate box:

         [ ]     Preliminary proxy statement
         [ ]     Confidential, for Use of the Commission Only (as permitted by
                 Rule 14-a6(e)(2))
         [X]     Definitive proxy statement
         [ ]     Definitive additional materials
         [ ]     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          LITTLEFIELD, ADAMS & COMPANY
             (Exact Name of Registrant as specified in its Charter)

Payment of filing fee (Check the appropriate box):

         [X]     No fee required.
         [ ]     Fee computed on table below per Exchange Act Rule 14a-6(i)(1), and 0-11.

         (1) Title of each class of securities to which transaction applies:____________________________

         (2) Aggregate number of securities to which transactions applies:____________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):______________________________

         (4)     Proposed maximum aggregate value of transaction:_______________

         (5)     Total fee paid:_______________________________

         [ ]     Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)     Amount previously paid:_______________________

         (2)     Form, schedule or registration statement no.:__________________

         (3)     Filing party:_________________________________

         (4)     Date filed:___________________________________

                          LITTLEFIELD, ADAMS & COMPANY
                            6262 Executive Boulevard
                            Huber Heights, Ohio 45424

                    Notice of Annual Meeting of Shareholders

                                  June 12, 1998



                                                                  April 30, 1998



To the Shareholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Littlefield, Adams & Company (the "Company") will be held at the Holiday Inn - Dayton North, 2301 Wagner Ford Road, Dayton, Ohio 45414, on Friday, June 12, 1998, at 1:00 P.M. (local time) for the following purposes:

         1. To elect one director to serve until the Annual Meeting of Shareholders for 2000 and two directors to serve until the Annual Meeting of Shareholders for 2001.

         2. To consider and vote upon a proposal to amend the Littlefield, Adams & Company Incentive Plan to provide for automatic stock option grants under the Plan to non-employee directors of the Company.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         April 24, 1998, has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at such meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at such meeting.

         A copy of the Company's Annual Report on Form 10-K for 1997 is enclosed herewith.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, please complete, date and sign the enclosed proxy and return it promptly.

                                           By Order of the Board of Directors



                                           Warren L. Rawls
                                           Secretary




________________________________________________________________________________

                             YOUR VOTE IS IMPORTANT

TO ENSURE A QUORUM, PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOUR PROXY WILL BE RETURNED TO YOU UPON REQUEST TO THE SECRETARY OF THE MEETING.

________________________________________________________________________________

              L I T T L E F I E L D, A D A M S  &  C O M P A N Y

                            6262 EXECUTIVE BOULEVARD
                            HUBER HEIGHTS, OHIO 45424

                                 --------------

                         P R O X Y  S T A T E M E N T
                                 --------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 12, 1998

                                 --------------

         This Proxy Statement and accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of Littlefield, Adams & Company ("Littlefield, Adams" or the "Company"), for use at the Annual Meeting of Shareholders to be held on Friday, June 12, 1998, at 1:00 P.M. (local time) at the Holiday Inn - Dayton North, 2301 Wagner Ford Road, Dayton, Ohio, or any adjournment thereof (the "Meeting"). Copies of this Proxy Statement, the attached Notice of Annual Meeting of Shareholders, and the enclosed form of proxy were first mailed to shareholders on or about April 30, 1998. The principal executive office of Littlefield, Adams is located at 6262 Executive Boulevard, Huber Heights, Ohio 45424. The telephone number of Littlefield, Adams' principal executive office is (937) 236-0660.

         A proxy in the accompanying form, which is properly executed, duly returned to the Board of Directors and not revoked, will be voted in accordance with the instructions contained in the proxy. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Meeting, the proxy will vote the shares represented thereby FOR the nominees for director set forth below, FOR the proposal to amend the Littlefield, Adams & Company Incentive Plan and in accordance with his best judgment on any other matters which may properly come before the Meeting. The Board of Directors currently knows of no other business that will be presented for consideration at the Meeting. Each shareholder who has executed a proxy and returned it to the Board of Directors may revoke the proxy by notice in writing to the Secretary of the Company, or by attending the Meeting in person and requesting the return of the proxy, in either case at any time prior to the voting of the proxy. Presence at the Meeting does not itself revoke the proxy. The cost of the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by the use of the mails, management and regularly engaged employees of the Company may, without additional compensation therefor, solicit proxies on behalf of the Company by personal interviews, telephone or other means, as appropriate. The Company will, upon request, reimburse brokers and others who are only record holders of the Company's Common Stock for their reasonable expenses in forwarding proxy material to, and obtaining voting instructions from, the beneficial owners of such stock.

         The close of business on April 24, 1998, has been fixed as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, there were 2,780,057 shares of Common Stock, par value $1.00 per share ("Common Stock"), issued and outstanding and entitled to vote.

         Each share of Common Stock entitles the holder thereof to one vote. A majority of the shares of Common Stock issued and outstanding constitutes a quorum. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. With regard to the election of directors, votes may be cast in favor of or withheld from the nominee. The affirmative vote of a plurality of the votes cast at the Meeting will be necessary for the election of directors. Votes that are withheld will be excluded entirely from the vote for the election of directors and will have no effect. The affirmative vote of a majority of the votes cast at the Meeting on Proposal No. 2 will be required to approve the amendment to the Littlefield, Adams & Company Incentive Plan. Under New Jersey law, abstentions and broker non-votes are not "votes" for purposes of determining whether the requisite proportion of affirmative votes has been cast, so they will have no effect on the outcome of the vote.

         Brokers who hold shares in street name have the authority to vote on certain "routine" matters when they have not received instructions from beneficial owners. The Company believes that brokers that do not receive instructions will be entitled to vote on the election of directors but may not be entitled to vote shares held for customers on the proposal to amend the Littlefield, Adams & Company Incentive Plan without specific instructions from such customers.

         Neither of the proposals to be voted upon by the Company's shareholders at the Meeting entitle the shareholders to dissenters' rights under New Jersey law.

         To the best knowledge of the Company, none of the Company's executive officers, directors or nominees for election as directors has any interest in the matters to be acted upon at the Meeting, other than with respect to their election as directors and with respect to grants which may be made to them under the Littlefield, Adams & Company Incentive Plan.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets, as of the Record Date, the beneficial ownership of shares of Common Stock by (i) each person who is known by the Company to own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company and each executive officer and former executive officer of the Company listed in the Summary Compensation Table and (iii) all of the Company's executive officers and directors as a group:


NAME AND ADDRESS OF                                         NUMBER OF SHARES                   PERCENT OF
  BENEFICIAL OWNER                                         OF COMMON STOCK(1)                   CLASS (2)
  ----------------                                         ------------------                   ---------

Paul S. Rosenblum                                                366,405 (3)                       13.2%
     R & L Equity Partners
     P.O. Box 23568
     Harahan, LA 70183

Ronald Weiner                                                    306,639 (4)                       11.0%
     10460 W. Pico Boulevard
     Los Angeles, CA 90064

Stanley I. Halbreich                                             375,062 (5)                       12.6%
     c/o Littlefield, Adams & Company
     6262 Executive Boulevard
     Huber Heights, Ohio 45424

Alphonse Stroobants                                              250,000                            9.0%
     c/o Northcote Farm & Land Company
     Route 1, Box 1000
     Forest, Virginia  24551

Warren L. Rawls                                                  212,292 (6)                        7.2%
     c/o Littlefield, Adams & Company
     6262 Executive Boulevard
     Huber Heights, Ohio 45424




Michael B. Balber                                                165,000 (7)                        5.6%
     c/o Littlefield, Adams & Company
     6262 Executive Boulevard
     Huber Heights, Ohio 45424

William E. Goettelman                                             14,500 (8)                        *
     c/o Littlefield, Adams & Company
     6262 Executive Boulevard
     Huber Heights, Ohio 45424

David M. Simmonds                                                  7,000 (9)                        *
     P.O. Box 70091
     Bellevue, Washington 98007

Martin B. Shifrin                                                  1,000                            *
     c/o Littlefield, Adams & Company
     6262 Executive Boulevard
     Huber Heights, Ohio 45424

ALL EXECUTIVE OFFICERS AND DIRECTORS
   AS A GROUP (INCLUDES 5 PERSONS)                               767,854 (10)                      23.0%
-------------------
*    Less than 1%

(1) Unless otherwise indicated, each of the parties listed has sole voting and investment power over the shares of Common Stock owned. The number of shares of Common Stock indicated includes in each case the number of shares of Common Stock issuable upon exercise of Options granted under the Company's Incentive Plan.

(2) Based on 2,780,057 shares of Common Stock issued and outstanding on the Record Date (excluding 18,164 treasury shares). In addition, treated as outstanding for the purpose of computing the percentage ownership of each director or executive officer and of all executive officers and directors as a group, as the case may be, are shares of Common Stock issuable to such individual or group upon exercise of Options.

(3) Consists of 237,805 shares held by Mr. Rosenblum and 128,600 shares held by R & L Equity Partners, a Louisiana general partnership of which Mr. Rosenblum is the sole managing general partner.

(4) Consists of 183,050 shares held by Ronald Weiner as Trustee of the Weiner Family Trust and 130,300 shares held in Mr. Weiner's IRA account.

(5) Includes 200,000 shares issuable upon the exercise of Options. Mr. Halbreich disclaims beneficial ownership of the shares issuable upon the exercise of Options.

(6) Consists of 6,792 shares held by Mr. Rawls, 20,500 shares held jointly with his wife and 185,000 shares issuable upon the exercise of Options. Mr. Rawls disclaims beneficial ownership of the shares issuable upon the exercise of Options.

(7) Consists of shares issuable upon the exercise of Options. Mr. Balber disclaims beneficial ownership of the shares issuable upon the exercise of Options.

(8) Includes 10,000 shares issuable upon the exercise of Options. Mr. Goettelman disclaims beneficial ownership of the shares issuable upon the exercise of Options.

(9) Based on information included on filings with the Securities and Exchange Commission made by Mr. Simmonds prior to his resignation as an officer and director of the Company.

(10)   Includes 560,000 shares issuable upon the exercise of Options.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Company's Restated Certificate of Incorporation provides for the Board of Directors to be divided into three classes, each class to contain as nearly as possible one-third of the whole number of directors (Class I, Class II and Class III). The term of office for each class of directors is three years. The directors in Class I serve until the until the Annual Meeting of Stockholders for 1998 (and directors elected for Class I at the Annual Meeting of Stockholders for 1998 will serve until the Annual Meeting of Stockholders for
2001); the directors in Class II will serve until the Annual Meeting of Stockholders for 1999 and the directors in Class III will serve until the Annual Meeting of Stockholders for 2000. Two directors for Class I and one director for Class III are to be elected at the Annual Meeting and, when elected, will serve until the Annual Meeting of Stockholders for 2001 and 2000, respectively, and in each case until the election and qualification of their respective successors. The Company's officers, including the executive officers, all serve at the pleasure of the Board of Directors.

         It is the intention of the Board of Directors to nominate at the Annual Meeting William E. Goettelman and Michael B. Balber (who was elected a director in September 1997) for re-election to the Board of Directors as Class I directors for a three year term and to nominate Warren L. Rawls (who was elected a director in September 1997) for re-election to the Board of Directors as a Class III director for a two year term. In the event that either Mr. Goettelman, Mr. Balber or Mr. Rawls should become unavailable for election for any reason, at present unknown, it is intended that votes will be cast pursuant to the accompanying proxy for such substitute nominee or nominees as the Board of Directors may designate.

         The following chart shows as to each director of the Company (i) his name and age; (ii) his principal position with the Company; (iii) his principal occupation or employment, if different; (iv) the month and year in which he began to serve as a director; and (v) the class of director to which he belongs.


                                    CLASS I

         (TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS FOR 2001)

                 TWO DIRECTORS ARE TO BE ELECTED TO THIS CLASS


NAME (AGE)                           PRESENT POSITION              PRINCIPAL OCCUPATION OR
----------                           WITH LITTLEFIELD, ADAMS       EMPLOYMENT, IF DIFFERENT        DIRECTOR SINCE
                                     -----------------------       ------------------------        --------------
William E. Goettelman (49)(1)        Director                      President and Chief             August 1994
                                                                     Executive Officer, Free
                                                                     Lance Sales, Ltd.
Michael B. Balber (52)               Executive Vice President                                      September 1997
                                     and Director

                                    CLASS II

          (TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS FOR 1999)

                  NO DIRECTORS ARE TO BE ELECTED TO THIS CLASS


                                     PRESENT POSITION              PRINCIPAL OCCUPATION OR
NAME (AGE)                           WITH LITTLEFIELD, ADAMS       EMPLOYMENT, IF DIFFERENT        DIRECTOR SINCE
----------                           ------------------------      ------------------------        --------------

Stanley I. Halbreich (67)            President, Chairman,                                          January 1993
                                     Chief Executive Officer
                                     and Director


                                    CLASS III

                   ONE DIRECTOR IS TO BE ELECTED TO THIS CLASS

          (TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS FOR 2000)



                                     PRESENT POSITION              PRINCIPAL OCCUPATION OR
NAME (AGE)                           WITH LITTLEFIELD, ADAMS       EMPLOYMENT, IF DIFFERENT        DIRECTOR SINCE
----------                           ------------------------      ------------------------        --------------

Martin B. Shifrin (75)(1)            Director                      President, Martin B.            August 1996
                                                                   Shifrin and Associates


Warren L. Rawls (43)(2)              Secretary, Treasurer,                                         September 1997
                                     Chief Financial Officer
                                     and Director

--------------------

(1)    Member of the Audit Committee and the Incentive Compensation Committee.

(2) Mr. Rawls was elected a director in September 1997 for a term expiring at the 1998 Annual Meeting. He is standing for re-election as a Class III director rather than as a Class I director in order for the three Classes of directors to contain as nearly as possible the same number of directors. Mr. Rawls previously served as a director from August 1994 until May 1995.

                            BIOGRAPHICAL INFORMATION

         The following information was furnished to the Board of Directors by the individuals named:

         Michael B. Balber was elected a director of Littlefield, Adams and as Executive Vice President on September 23, 1997. As Executive Vice President, Mr. Balber is in charge of the Company's sales and licensing. Mr. Balber has served as President of the Company's Sports Imprints/Fun Wear Division since April 1996. At Sports Imprints, he had previously been the Vice President - National Sales Manager from December 26, 1994 to April 5, 1996, and the National Sales Manager from August 30, 1994 to December 26, 1994. From 1991 to 1994, Mr. Balber was the President of M & M Sportswear, Inc., a privately held sports apparel imprinter and embellisher.

         William E. Goettelman has served as a director of Littlefield, Adams since August 1994. Since 1988, Mr. Goettelman has been President and Chief Executive Officer of Free Lance Sales, Ltd., a privately-held company which produces point of purchase and special event banners, specialty point of purchase signage, and imprinted sportswear.

         Stanley I. Halbreich has served as a director of Littlefield, Adams since March 1993 as President and Chief Executive Officer since September 1997. Mr. Halbreich had served as Chief Financial Officer from June 1995 until December 1997, and as Treasurer from July 1995 until December 1997. From 1985 through June 1995, Mr. Halbreich had been Chief Executive Officer of Sports Imprints, Inc. d/b/a Fun Wear, a former subsidiary of the Company, acquired in January 1993, that was merged into the Company in June 1995.

         Warren L. Rawls was elected a director of Littlefield, Adams on September 23, 1997, and as Treasurer and Chief Financial Officer on December 22, 1997. He has served as Secretary of the Company since August 1994. Mr. Rawls had previously served as Chief Financial Officer of the Company from January 1994 through June 1995 and as Treasurer from August 1994 until July 1995. Mr. Rawls was previously a director of Littlefield, Adams from August 1994 until May 1995. From November 1991 until January 1994, Mr. Rawls was a Supervisory Accountant of the Resolution Trust Corporation, a subsidiary of the Federal Deposit Insurance Corporation, which was responsible for administration of failed savings and loan institutions. Mr. Rawls is a Certified Public Accountant. In June 1995, without admitting or denying the findings or conclusions, Mr. Rawls consented to an order of the United States Securities and Exchange Commission finding that during Mr. Rawls' first four months of employment with Littlefield, Adams in early 1994, he violated Sections 13(a), 13(b)(2)(A) and (B) of the Securities Exchange Act of 1934, as amended, and Rules 12(b)-20, 13a-1, 13b2-1 and 13b2-2 thereunder.

         Martin B. Shifrin was elected a director of Littlefield, Adams on August 28, 1996. Since 1986, Mr. Shifrin has been the president of Windbreaker Licensing, Ltd., a privately held trademark licensing company. Since 1959, Mr. Shifrin has been the president of Martin B. Shifrin and Associates, a privately held apparel sales concern selling to discounters and department stores. From 1974 to 1994, Mr. Shifrin was also the chief financial officer of Khaki, Inc., a privately held retailer of men's and women's apparel, luggage and camping goods.


MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors of the Company held ten meetings during 1997. All incumbent directors attended 75% or more of the total number of meetings of the Board and of the committees of which they were members held during the period they were directors or members of such committees, as the case may be, either in person or by telephone conference.

         The Board of Directors has established an Incentive Compensation Committee and an Audit Committee. There is no formal nominating committee or compensation committee; the Board of Directors performs the functions of these committees (except with respect to the administration of the Incentive Plan, which function is performed by the Incentive Compensation Committee).

         The members of the Audit Committee are William E. Goettelman and Martin
B. Shifrin, neither of whom is an employee or officer of the Company or any of its subsidiaries. The Audit Committee consults with the auditors of the Company and such other persons as the members deem appropriate, reviews the preparations for and scope of the audit of the Company's annual financial statements, makes recommendations as to the engagement and fees of the independent auditors, and performs such other duties relating to the financial statements of the Company as the Board of Directors may assign from time to time. The Audit Committee met once during 1997.

         The Incentive Compensation Committee has all of the powers of the Board of Directors in respect of any matters relating to the administration of the Littlefield, Adams & Company Incentive Plan. The members of the Incentive Compensation Committee are William E. Goettelman and Martin B. Shifrin. The Incentive Compensation Committee met four times during 1997.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires officers and directors of the Company and holders of more than 10% of the Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports furnished to the Company by such Reporting Persons, the Company believes that during the year ended December 31, 1997, all of the Reporting Persons complied with their Section 16(a) filing requirements with respect to their ownership of the Company's Common Stock except that (i) Paul S. Rosenblum filed in March 1998 a late Form 4 reporting three transactions that were completed in September 1997, and (ii) Ronald Weiner filed in April 1998 a late Form 4 reporting a transaction that was completed in December 1997.


DIRECTORS' FEES

         In 1997, the Company paid directors who are not employees of the Company a fee of $10,000 per year, plus $2,000 per year for each committee served on. Directors will not be paid any director fees in respect of the first six months of 1998. Commencing July 1, 1998, the Company will pay directors who are not employees of the Company a fee of $3,250 per calendar quarter, plus $500 per calendar quarter for each committee served on. Beginning January 1, 1999, directors who are not employees of the Company will be paid a fee of $6,500 per year plus $1,000 per year for each committee served on. In addition, non-employee directors are reimbursed for their out-of-pocket expenses incurred in connection with service as a director, including travel expenses. If Proposal No. 2 is approved by the shareholders at the 1998 Annual Meeting of Shareholders, non-employee directors who have served as such for at least one full year as of the Annual Meeting of Shareholders will, immediately following each Annual Meeting of Shareholders (commencing with the 1998 Annual Meeting), receive under the Littlefield, Adams & Company Incentive Plan an annual grant of options covering 5,000 shares of Common Stock with an exercise price equal to the fair market value of a share of Common Stock as of the date of grant. The two present non-employee directors have voluntarily deferred the payment of one-half of their 1997 director fees for an indefinite period. The aggregate amount of the 1997 deferred fees is $14,000.

                             MANAGEMENT COMPENSATION


SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chairman, President and Chief Executive Officer and the Company's other most highly compensated executive officers whose annual cash compensation was $100,000 or more (collectively, the "Named Officers"), based on salary and bonus earned during 1997.



                                                                                LONG-TERM COMPENSATION
                                                                           ---------------------------------
                                 ANNUAL COMPENSATION                               AWARDS           PAYOUTS
                                 -------------------                       ---------------------------------
                                                                 OTHER
                                                                 ANNUAL    RESTRICTED                          ALL OTHER
                                                                 COMPEN-     STOCK                    LTIP       COMPEN-
NAME AND PRINCIPAL                                               SATION    AWARD(S)      OPTIONS/   PAYOUTS      SATION
     POSITION                  YEAR     SALARY ($)  BONUS ($)    ($)(1)       ($)         SARS(#)     ($)        ($)(1)
-----------------------        ----     ----------  ---------    -----     ----------    -------    --------    ---------
Stanley I. Halbreich (2)       1997     $122,116       -0-        -0-         -0-        50,000     -0-         -0-
 Chief Financial Officer and   1996     $147,693       -0-        -0-         -0-       150,000     -0-         -0-
 Treasurer                     1995     $100,000     $50,000      -0-         -0-           -0-     -0-         -0-

David M. Simmonds (3)          1997     $125,898       -0-        -0-         -0-        50,000     -0-         -0-
 Former President, Chairman,   1996     $200,641       -0-        -0-         -0-       150,000     -0-         -0-
 Chief Executive Officer and   1995     $109,848       -0-        -0-         -0-         5,000     -0-         -0-
 General Counsel

Michael B. Balber (4)          1997     $111,250       -0-        -0-         -0-        50,000     -0-         -0-
 Executive Vice President      1996     $115,192       -0-        -0-         -0-       105,000     -0-         -0-
                               1995     $ 82,847       -0-        -0-         -0-        10,000     -0-         -0-


--------------------

(1) The dollar value of perquisites and other personal benefits for each of the Named Officers was less than established reporting thresholds.

(2) Mr. Halbreich became the Chairman, President and Chief Executive Officer of the Company on September 23, 1997.

(3) Mr. Simmonds became an officer of the Company on May 30, 1995 and an employee of the Company on June 15, 1995. Salary amount for 1995 excludes $82,500 paid to Mr. Simmonds for legal services rendered in 1995 prior to Mr. Simmonds becoming an employee of the Company. Mr. Simmonds resigned as an officer and employee of the Company (including as General Counsel) on September 22, 1997.

(4)    Mr. Balber was named Executive Vice President on September 23, 1997.

OPTION/SAR GRANTS DURING 1997

         The following table sets forth, for each of the Named Officers, information regarding individual grants of options made in the last fiscal year, and their potential realizable values.


                                                                                                    POTENTIAL REALIZABLE VALUE
                                                                                                    AT ASSUMED ANNUAL RATES OF
                                                                                                    STOCK PRICE APPRECIATION
                                         INDIVIDUAL GRANTS                                          FOR OPTION TERM
----------------------------------------------------------------------------------------------      --------------------------
                                             % OF TOTAL
                                             OPTIONS GRANTED
                             OPTION          TO EMPLOYEES IN     EXERCISE OR BASE   EXPIRATION
NAME                         GRANTED         FISCAL YEAR           PRICE ($/SH)        DATE         5%  ($)         10% ($)
----                         -------         ----------------    ----------------   ----------      -------         -------
Stanley I. Halbreich              50,000           16.6%              $3.25         1/23/07         $102,195        $258,985

David M. Simmonds                 50,000           16.6%              $3.25         1/23/07 (1)     $102,195        $258,985

Michael B. Balber                 50,000           16.6%              $3.25         1/23/07         $102,195        $258,985


--------------------


(1) Pursuant to the terms under which the options were granted, Mr. Simmonds' unexercised options expired on December 22, 1997 as a result of his resignation on September 22, 1997.


AGGREGATED OPTION/SAR EXERCISES DURING 1997 AND FISCAL YEAR END OPTION/SAR
VALUES

         The following table provides information related to Options exercised by the Named Officers during 1997 and the number and value of unexercised Options held by the Named Officers at year-end. Littlefield, Adams does not have any outstanding stock appreciation rights.

                                                                                                     VALUE OF UNEXERCISED
                                                                     NUMBER OF UNEXERCISED               IN-THE-MONEY
                                                                        OPTIONS/SARS AT                  OPTIONS/SARS
                                                                        FISCAL YEAR-END (#)            FISCAL YEAR-END ($)
                                                                  ----------------------------   ---------------------------
                       SHARES ACQUIRED
NAME                   ON EXERCISE (#)    VALUE REALIZED ($)      EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ---------------    ------------------      -----------    -------------   -----------   -------------
Stanley I. Halbreich         -0-                 -0-                 200,000          -0-            -0-           N/A

David M. Simmonds            -0-                 -0-                     -0-          -0-            -0-           N/A

Michael B. Balber            -0-                 -0-                 165,000          -0-            -0-           N/A


EMPLOYMENT AGREEMENTS WITH STANLEY I. HALBREICH

         Sports Imprints, Inc., formerly a wholly-owned subsidiary of the Company that has since been merged into the Company, entered into an Employment Agreement with Stanley I. Halbreich, formerly Chairman and Chief Executive Officer of Sports Imprints, Inc. and currently President, Chairman and Chief Executive Officer of the Company. The Employment Agreement was for an initial term ending December 31, 1995, automatically renewing thereafter on a year to year basis unless either party elects not to renew. The Company may also terminate the Employment Agreement for "cause" (as defined) or upon the discontinuance of its business. The Employment Agreement terminates automatically in the event of death or permanent disability. The Employment Agreement provided for the payment of an annual base salary of $100,000, plus an annual bonus equal to 9% of the first $500,000 of Sports Imprints, Inc.'s calendar year pre-tax earnings, subject to non-refundable monthly draws in anticipation thereof of $4,100.

                        REPORT ON EXECUTIVE COMPENSATION

         The Board of Directors of Littlefield, Adams does not have a compensation committee. Decisions regarding 1997 compensation of the Company's executives were made by the Board of Directors, except that decisions regarding grants of awards under the Littlefield, Adams & Company Incentive Plan were made by the Incentive Compensation Committee of the Board of Directors.

         Pursuant to rules adopted by the Securities and Exchange Commission, set forth below is a report submitted by the Company's Board of Directors addressing the Company's compensation policies for 1997 as they affected the Company's executive officers generally and, in particular, as they affected David M. Simmonds, the Company's former President and Chief Executive Officer, and Stanley I. Halbreich, the Company's present President and Chief Executive Officer.


COMPENSATION POLICIES REGARDING EXECUTIVE OFFICERS

         The Company's executive compensation policies during 1997 were intended to provide competitive levels of compensation in order to attract and retain qualified executives, and to recognize individual contributions to the successful achievement of the Company's business objectives. Compensation paid the Company's executive officers for 1997 consisted primarily of base annual salary, bonuses (determined in accordance with the provisions of the Sports Imprints Agreement) and the grant of stock options. In determining such compensation, the prevailing levels of compensation paid by the Company's competitors, as well as the individual contributions to the Company which each of the executives has made and would be expected to make in the future are considered on an informal basis.

         The Board of Directors intends that the Company's Incentive Plan be utilized to provide long-term incentives to executive officers by enabling them to share in the future growth of the Company's business. The Board believes that stock-based performance compensation arrangements are beneficial in aligning managements' and shareholders' interests in the enhancement of shareholder value over the long-term. Options granted pursuant to the Incentive Plan will generally have exercise prices equal to the market price of the Company's Common Stock on the date the Options are granted, and with limited exceptions will be exercisable only during an executive officer's tenure with the Company and for three months thereafter. Thus, values which may be realized by an executive officer upon exercise of options will generally result directly from appreciation in the Company's stock price following the grant of the option. The Committee believes that by making infrequent option grants potentially exercisable for a significant number of shares, an optionee will be motivated to generate potential gains by working to steadily increase the Common Stock's price over the long term, to a greater extent than if the same number of options were granted over the same period in smaller annual installments, because the exercise prices of the annual grants would increase in tandem with increases in the Company's stock price.


1997 COMPENSATION OF CHIEF EXECUTIVE OFFICER

         Regulations of the Securities and Exchange Commission require disclosure of the bases for compensation reported for Mr. Simmonds, who served as President, Chief Executive Officer and Chairman of the Board and General Counsel until September 1997, and for Mr. Halbreich, who has served as President, Chief Executive Officer and Chairman of the Board since September 1997.

         During 1997, Mr. Simmonds earned $125,898 as compensation for serving as the Company's President, Chief Executive Officer and General Counsel. Mr. Simmonds' compensation from January 1, 1997 to June 7, 1997, was unchanged (on an annualized basis) from 1996. Beginning June 8, 1997, Mr. Simmonds voluntarily reduced his salary by 33.3%. His compensation was based on a determination by the Company's Board of Directors that this level of compensation was fair and reasonable in light of the duties and responsibilities Mr. Simmonds was being asked to perform and assume as the Company's President and Chief Executive Officer.

         During 1997, Mr. Halbreich earned $122,116 as compensation for serving as the Company's Chief Financial Officer (until December 22, 1997) and, from September 23, 1997, as the Company's President and Chief Executive Officer. The amount of Mr. Halbreich's 1997 compensation was determined by the Employment Agreement, except that (i) beginning in 1996 and until June 7, 1997, Mr. Halbreich's compensation has been paid on the basis of a salary of $150,000 (rather than a salary of $100,000 and additional non-refundable draws against bonuses of $4,100 per month), and (ii) Mr. Halbreich voluntarily reduced the amount of his salary by 33.3% commencing June 8, 1997. In September 1997, Mr. Halbreich voluntarily started deferring the payment of the majority of his salary. As of December 31, 1997, the total amount of compensation deferred by Mr. Halbreich amounted to $20,648.

SUBMITTED BY THE BOARD OF DIRECTORS:

                  Michael B. Balber
                  William E. Goettelman
                  Stanley I. Halbreich
                  Warren L. Rawls
                  Martin B. Shifrin


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Board of Directors does not currently have a compensation committee; however, the Board of Directors has established an Incentive Compensation Committee. All executive compensation decisions, other than with respect to the granting of awards under (and administering) the Incentive Plan, were made by the Board of Directors. David M. Simmonds, President, Chairman and Chief Executive Officer of the Company until September 22, 1997, and Stanley I. Halbreich, Chief Financial Officer of the Company until December 22, 1997 and President, Chairman and Chief Executive Officer of the Company from September 23, 1997, are directors of the Company and participated in the Board's deliberations of executive compensation (except that Mr. Simmonds ceased to so participate following his resignation on September 22, 1997). Messrs. Simmonds and Halbreich did not participate in the deliberations of the Incentive Compensation Committee.

         None of the executive officers of the Company serves as a compensation committee or board member of any other entity, one of whose executive officers served on the Board of Directors of the Company.


STOCK PERFORMANCE CHART

         The line graph set forth below compares the cumulative total shareholder return on Littlefield, Adams Common Stock with that of the Standard & Poor's Composite Index ("S&P 500") and Standard & Poor's Textile Apparel Manufacturers Index ("S&P Textile-Apparel Mfr") for the five years ended December 31, 1997. The comparison assumes $100 was invested on December 31, 1992 in Littlefield, Adams Common Stock and in each of the foregoing indices and that all dividends paid by companies included in each index were reinvested. Littlefield, Adams Common Stock was suspended from trading on the American Stock Exchange from March 31, 1994, until May 4, 1994. Because the Company did not fully satisfy all of the guidelines of the American Stock Exchange for continued listing, the Company consented to the removal of its Common Stock from such Exchange. September 5, 1997, was the last day of trading for the Company's Common Stock on the American Stock Exchange. The Company's Common Stock now trades on the NASD's OTC Electronic Bulletin Board.

                                   [GRAPH]

Research Data Group                      Total Return - Data Summary


                           FUNW

                                         Cumulative Total Return
                               _________________________________________________
                                12/92   12/93    12/94   12/95    12/96   12/97

LITTLEFIELD ADAMS & CO   FUNW   100     195       58       15       28       1

S & P 500                I500   100     110      112      153      189     252

S & P TEXTILES (APPAREL) ITXA   100      76       74       83       94     102

                                 PROPOSAL NO. 2

                     PROPOSAL TO APPROVE AN AMENDMENT TO THE
                   LITTLEFIELD, ADAMS & COMPANY INCENTIVE PLAN


GENERAL

         The Littlefield, Adams & Company Incentive Plan was adopted by the Incentive Compensation Committee of the Board of Directors in August 1994 and approved by the Company's shareholders in October 1994. The purpose of the Incentive Plan is to provide an incentive for selected employees, directors, and certain consultants and advisors of the Company or its subsidiaries to remain in the service of the Company or its subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to aid the Company in attracting able persons to enter the service of the Company and its subsidiaries. Pursuant to the Incentive Plan as currently in effect, the Company may grant such persons awards, in the form of stock options, stock appreciation rights, stock and cash. The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Incentive Plan is 1,000,000 (subject to adjustment for stock splits, stock dividends, recapitalizations and other changes in the Company's capitalization or in the event of mergers or other similar transactions involving the Company).

         The Board of Directors of the Company has adopted a proposal to amend the Incentive Plan to provide for automatic stock option grants under the Plan to non-employee directors of the Company. A copy of the Incentive Plan, as proposed to be amended, is attached hereto as Appendix A. The Incentive Plan, as originally adopted and approved by the Company's shareholders, provided for automatic grants of both stock options and restricted stock. The Plan was amended by the Board of Directors in August 1996 to eliminate the automatic grant of options to non-employee directors.

         The following is a description of the material features of the Option Plan as currently in effect and as proposed to be amended.

         Administration

         The Incentive Plan is administered by the Incentive Compensation Committee, which is currently comprised entirely of directors who are "outside directors" as defined in the laws and regulations under Section 162(m) of the Code. The Incentive Compensation Committee has discretion to select the persons to be granted awards (except that non-employee directors are not currently eligible for awards under the Incentive Plan), to determine the type and size of awards, to determine when awards will be granted, to grant any kind of award in combination with other kinds of awards, and to prescribe and amend the terms of the agreements governing the awards.

         Stock Options

         Options that may be awarded under the Incentive Plan are incentive stock options ("ISOs") meeting the requirements of Section 422 of the Code and nonqualified stock options ("NQSOs") that do not meet those requirements. Options are rights to purchase a specified number of shares of Common Stock at a price fixed when the option is granted. ISOs must have an exercise price of at least the fair market value of the shares on the date of grant, while NQSOs may have any exercise price that is equal to or greater than 50% of fair market value of the applicable shares on the date of grant. Options are exercisable when and on the terms set by the Committee, but may not be exercised more than ten years after the date of grant. Payment of the exercise price may be made in cash, with other shares of Common Stock, or a combination of both. Pyramiding of stock option exercises may be permitted, which could allow a participant to exercise the options without paying any significant amount of cash.

         Stock Appreciation Rights

         SARs are rights to receive a payment, in cash or shares of Common Stock or both, based on the value of Common Stock. SARs not granted in connection with another award under the Incentive Plan must have an exercise price based on the fair market value of a share of Common Stock on the date of grant. SARs granted in connection with another award generally will have the same exercise price and other terms as the related award. However, exercise of the tandem SAR will terminate the related award, and exercise of the related award will similarly terminate the tandem SAR.

         Other Awards

         The Incentive Plan also permits stock awards and cash awards. A stock award is an award of shares of Common Stock or that is denominated in shares of Common Stock. The award may be subject to restrictions against transfer, satisfaction of specified conditions, repurchase options exercisable by the Company, or other limitations or may be made without any limitations. The participant may be given the right to vote the shares and receive dividends on the shares subject to the award, whether before or after such shares have been earned. No more than 50% of the total shares reserved for issuance under the Incentive Plan may be issued pursuant to restricted stock, stock bonus, or similar stock awards (this limitation does not apply to restricted stock or other stock issued upon exercise of an option or SAR or in payment of performance-based compensation awards). No participant may be awarded more than 100,000 shares of Common Stock in any year. Cash awards are generally based on the extent to which pre-established performance goals are achieved over a pre-established period, but may also include individual bonuses paid for previous performance.

         The Committee may select any performance measure or combination of measures as conditions for cash or stock payments under the Incentive Plan, except that the performance measure(s) for executive officers must be chosen from among the following choices: (a) total stockholder return (stock price appreciation plus dividends); (b) net income; (c) earnings per share; (d) return on sales; (e) return on equity; (f) return on assets; (g) increase in the market price of Common Stock or other securities; (h) the performance of the Company in any of the items mentioned in clause (a) through (g) in comparison to the average performance of the companies included in the S&P Textiles Index; and (i) the Company's performance in any of the items mentioned in clause (a) through
(g) in comparison to the average performance of the companies used in a peer group established by the Committee before the beginning of the performance period. Nevertheless, the Committee may choose different performance measures for executive officers if the stockholders approve otherwise, if tax laws or regulations change so as not to require stockholder approval of different measures in order to deduct the related cash or stock payment for federal income tax purposes, or if the Committee determines that it is in the Company's best interest to grant awards not satisfying the requirements of Section 162(m) of the Code or any successor law.

         Deferral and Substitution of Awards

         The Incentive Compensation Committee may permit a participant to defer receipt of the payment of cash or the delivery of shares that the participant would otherwise be due under any award pursuant to the Incentive Plan.

         Tax Withholding

         The Incentive Plan allows for the satisfaction of a participant's tax withholding with respect to an award by the withholding of shares of Common Stock issuable pursuant to the award or the delivery of previously owned shares of Common Stock, in either case based upon the fair market value of the applicable shares and subject to any limitations or conditions the Committee adopts.

         Proposed Amendment to Include Automatic Grants to Non-employee
         Directors

         If the proposed amendment to the Incentive Plan is approved by the Company's shareholders at the Annual Meeting, then following each Annual Meeting of Shareholders, commencing with the 1998 Annual Meeting of Shareholders, each non-employee director who has served as such since at least the immediately preceding Annual Meeting of Shareholders will be granted nonqualified stock options for 5,000 shares effective on the date of the annual meeting of shareholders. The exercise price of such options will be the fair market value of the Common Stock on the date of grant.


REASONS FOR AND PRINCIPAL EFFECTS OF THE PROPOSAL

         The Incentive Plan as originally adopted by the Company's shareholders included an automatic annual grant of options to non-employee directors. The Plan had previously been amended by the Board of Directors in August 1996 to eliminate the automatic grant of options to non-employee directors. Therefore, non-employee directors are not currently eligible for grants of awards under the Incentive Plan. The Incentive Compensation Committee believes that the Company's stock-based performance compensation arrangements are beneficial in aligning directors' interests with those of the Company's shareholders over the long term. The Board has therefore adopted, and recommends that the shareholders approve the adoption of, the amendment to the Incentive Plan providing for automatic stock option grants under the Plan to non-employee directors of the Company. If the amendment is approved, the non-employee directors of the Company will each receive following the Annual Meeting of Shareholders, and following each subsequent Annual Meeting of Shareholders, a grant of options covering 5,000 shares of Common Stock with an exercise price equal to the fair market value of a share of Common Stock as of the date of grant.


       NEW PLAN BENEFITS - LITTLEFIELD, ADAMS & COMPANY INCENTIVE PLAN

         The following table sets forth certain information regarding the Incentive Plan, as proposed to be amended at the Annual Meeting.

NAME AND POSITION                            DOLLAR VALUE      NUMBER OF OPTIONS
-----------------                            ------------      -----------------
Stanley I. Halbreich                              (1)                  (2)
         Chief Financial Officer and
         Treasurer

David M. Simmonds                                 -0-                  -0-
         Former President, Chairman,
         Chief Executive Officer and
         General Counsel

Michael B. Balber                                 (1)                  (2)
         Executive Vice President

All Executive Officers                            (1)                  (2)
         as a Group

All Non-Employee Directors                        (1)               10,000 (3)
         as a Group

-----------------
(1) Since all stock options under the Incentive Plan are granted with an exercise price not less than the market value of the underlying shares of Common Stock on the date of grant, the options to be granted do not have a determinable dollar value.

(2) The type and amount of awards under the Incentive Plan to executive officers and other employees are determined by the Incentive Compensation Committee of the Board of Directors. Under the Incentive Plan, as
   proposed to be amended, non-employee directors who have served in such capacity for at least one year will be granted options covering 5,000 shares of Common Stock following each Annual Meeting of Shareholders.


VOTE REQUIRED FOR APPROVAL

         Approval of the amendment to the Incentive Plan requires the affirmative vote of a majority of the voting power present in person or represented by proxy at the Annual Meeting and entitled to vote.


RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Company's Board of Directors recommends a vote FOR Proposal No. 2.


                                    AUDITORS

         Arthur Andersen LLP has audited the Company's financial statements for the years ending December 31, 1994, 1995, 1996 and 1997. Representatives of Arthur Andersen LLP are expected to be available at the Meeting via a telephonic connection and will have the opportunity to make a statement if they desire. They will also be available to respond to appropriate questions.


                       DEADLINE FOR SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be presented at the next annual meeting of shareholders, to be held in 1999, must be received by the Company at 6262 Executive Boulevard, Huber Heights, Ohio 45424 by January 1, 1999 (as determined in accordance with SEC Rules 14a-5 and 14a-8(a)(3)(i)) to be included in the proxy statement and form of proxy relating to that meeting.


                           ANNUAL REPORT ON FORM 10-K

         The Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, is available to shareholders on request and may be obtained by writing to: Littlefield, Adams & Company, 6262 Executive Boulevard, Huber Heights, Ohio 45424, Attention: Corporate Secretary.


                                 OTHER BUSINESS

         The Board of Directors does not know of any matter to be brought before the Meeting other than the matters specified in the Notice of Annual Meeting accompanying this Proxy Statement. The persons named in the form of proxy by the Board of Directors will vote all proxies which have been properly executed. If any matters set forth in the Notice of Annual Meeting are properly brought before the Meeting, such persons will vote thereon in accordance with their best judgment.

                                 By Order of the Board of Directors



                                 Stanley I. Halbreich
                                 Chairman

                                                                 APPENDIX A


                          LITTLEFIELD, ADAMS & COMPANY

                                 INCENTIVE PLAN



                            SCOPE AND PURPOSE OF PLAN

                  Littlefield, Adams & Company, a New Jersey corporation (the "Corporation"), has adopted this Incentive Plan (the "Plan") to provide for the granting to certain Eligible Individuals (hereafter defined) of:

                  (a)       Incentive Options (hereafter defined);

                  (b)       Nonstatutory Options (hereafter defined);

                  (c)       Performance Units (hereafter defined);

                  (d)       Restricted Stock Awards (hereafter defined);

                  (e)       Stock Appreciation Rights (hereafter defined); and

                  (f)       Cash and Stock Bonus Awards.

                  The purpose of the Plan is to provide an incentive for Key Employees, directors, and certain consultants and advisors of the Corporation or its Subsidiaries (hereafter defined) to remain in the service of the Corporation or its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its Subsidiaries.

SECTION 1.        DEFINITIONS

                  1.1 "Acquiring Person" means any Person other than the Corporation, any of the Corporation's Subsidiaries, any employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

                  1.2 "Award" means the grant of any form of Option, Performance Unit, Reload Option, Restricted Stock Award, or Stock Appreciation Right under the Plan, whether granted singly, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

                  1.3 "Award Agreement" means the written agreement between the Corporation and a Holder evidencing the terms, conditions, and limitations of the Award granted to that Holder.

                  1.4 "Board of Directors" means the board of directors of the Corporation.

                  1.5 "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Texas are authorized or obligated by law or executive order to close.

                  1.6 "Change in Control" means the event that is deemed to have occurred if:

                  (a) any Acquiring Person is or becomes the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing thirty percent or more of the combined voting power of the then outstanding Voting Securities of the Corporation; or

                  (b) over a period of twenty-four months or less, members of the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

                  (c) a public announcement is made of a tender or exchange offer by any Acquiring Person for fifty percent or more of the outstanding Voting Securities of the Corporation, and the Board of Directors approves or fails to oppose that tender or exchange offer in its statements in Schedule 14D-9 under the Exchange Act; or

                  (d) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation or partnership (or, if no such approval is required, the consummation of such a merger or consolidation of the Corporation), other than a merger or consolidation that would result in the Voting Securities of the Corporation outstanding immediately before the consummation thereof continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or of a parent of the surviving entity) a majority of the combined voting power of the Voting Securities of the surviving entity (or its parent) outstanding immediately after that merger or consolidation; or

                  (e) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets (or, if no such approval is required, the consummation of such a liquidation, sale, or disposition in one transaction or series of related transactions) other than a liquidation, sale or disposition of all or substantially all the Corporation's assets in one transaction or a series of related transactions to a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

                  1.7 "Code" means the Internal Revenue Code of 1986, as amended.

                  1.8 "Committee" means the committee appointed pursuant to
Section 3 by the Board of Directors to administer this Plan.

                  1.9 "Corporation" means Littlefield, Adams & Company, a New Jersey corporation.

                  1.10 "Date of Grant" has the meaning given it in Paragraph
4.3.

                  1.11 "Disability" has the meaning given it in Paragraph 12.5.

                  1.12 "Disinterested Person" has the meaning given it in Rule 16b-3.

                  1.13 "Effective Date" means the date on which the Plan is approved by the stockholders of the Corporation.

                  1.14 "Eligible Individuals" means (a) Key Employees, (b) Non-employee Directors only for purposes of Awards pursuant to Section 5, and
(c) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs bona fide consulting or advisory services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Committee determines that the Person has a direct and significant effect on the financial development of the Corporation or any of its Subsidiaries. Notwithstanding the foregoing provisions of this

Paragraph 1.14, to ensure that the requirements of the fourth sentence of Paragraph 3.1 are satisfied, the Committee may from time to time specify individuals who shall not be eligible for the grant of Awards or options or stock appreciation rights or allocations of stock under any plan of the Corporation or its affiliates (as those terms are used in subsection (d)(3) of Rule 16b-3). Nevertheless, the Committee may at any time determine that an individual who has been so excluded from eligibility shall become eligible for grants of Awards and grants of such other options or stock appreciation rights or allocations of stock under any plans of the Corporation or its affiliates so long as that eligibility will not impair the Plan's satisfaction of the conditions of Rule 16b-3.

                  1.15 "Employee" means any employee of the Corporation or of any of its Subsidiaries, including officers and directors of the Corporation who are also employees of the Corporation or of any of its Subsidiaries.

                  1.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  1.17 "Executive Officer" means an Eligible Individual who, as of the earlier of the date an Award is vested, the date restrictions with respect to an Award lapse, or a payment is made pursuant to the terms of the Award Agreement, is one of the "covered employees" defined in regulations promulgated under section 162(m) of the Code or any successor provision of law.

                  1.18 "Exercise Notice" has the meaning given it in Paragraph 6.5.

                  1.19 "Exercise Price" has the meaning given it in Paragraph
6.4.

                  1.20 "Fair Market Value" means, for a particular day:

                  (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

                  (b) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph 1.20(a) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the Nasdaq Stock Market at the date of determining the Fair Market Value, then the last reported sales price so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or

                  (c) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph 1.20(a) and sales prices for shares of Stock of the same class are not reported by the Nasdaq Stock Market as provided in subparagraph 1.20(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business Day before the date in question; or

                  (d) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph 1.20(a) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph 1.20(b) or subparagraph 1.20(c) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

                  (e) If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in subparagraph 1.20(a) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph 1.20(b) or subparagraph 1.20(c) at the date of determining the Fair Market Value, but the volume of trading is so low that the Committee determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of subparagraphs 1.20(a), (b), or (c).

                  For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse. For purposes of the redemption provided for in clause 11.3(d)(v), Fair Market Value shall have the meaning and shall be determined as provided above; provided, however, that the Committee, with respect to any such redemption, shall have the right to determine that the Fair Market Value for purposes of the redemption should be an amount measured by the value of the shares of stock, other securities, cash or property otherwise being received by holders of shares of Stock in connection with the Restructure, and upon that determination the Committee shall have the power and authority to determine Fair Market Value for purposes of the redemption based upon the value of such shares of stock, other securities, cash or property. Any such determination by the Committee shall be conclusive for all purposes.

                  1.21 "Holder" means an Eligible Individual to whom an Award has been granted.

                  1.22 "Incentive Option" means an incentive stock option as defined under Section 422 of the Code and regulations thereunder.

                  1.23 "Incumbent Board" means the individuals who, as of the Effective Date, constitute the Board of Directors and any other individual who becomes a director of the Corporation after that date and whose election or appointment by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board.

                  1.24 "Key Employee" means any Employee whom the Committee identifies as having a direct and significant effect on the performance of the Corporation or any of its Subsidiaries.

                  1.25 "Non-employee Director" means a director of the Corporation who while a director is not (and who in the year before becoming a director has not been) an Employee.

                  1.26 [reserved]

                  1.27 "Nonstatutory Option" means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Option Agreement to be an option other than an Incentive Option.

                  1.28 "Non-Surviving Event" means an event of Restructure as described in either subparagraph (b) or (c) of Paragraph 1.38.

                  1.29 "Normal Retirement" means the separation of the Holder from employment with the Corporation and its Subsidiaries on account of retirement at any time on or after the date on which the Holder reaches age sixty.

                  1.30 "Option Agreement" means an Award Agreement for an Incentive Option or a Nonstatutory Option.

                  1.31 "Option" means either an Incentive Option or a Nonstatutory Option, or both.

                  1.32 "Performance Period" means a period of one or more fiscal years of the Corporation, beginning with the fiscal year in which Performance Units are granted and over which performance is measured, for the purpose of determining the payment value of Performance Units. A Performance Period shall not exceed ten years.

                  1.33 "Performance Unit" means a unit representing a contingent right to receive a specified amount of cash or shares of Stock at the end of a Performance Period.

                  1.34 "Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a partnership, a trust or other entity.

                  A Person, together with that Person's affiliates and associates (as those terms are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Corporation with that Person, shall be deemed a single "Person."

                  1.35 "Plan" means the Littlefield, Adams & Company Incentive Plan, as it may be amended from time to time.

                  1.36 "Reload Option" has the meaning given it in Paragraph
6.10.

                  1.37 "Restricted Stock Award" means the grant or purchase, on the terms and conditions that the Committee determines or on the terms and conditions of Section 8, of Stock that is nontransferable and subject to substantial risk of forfeiture until specific conditions are met.

                  1.38 "Restructure" means the occurrence of any one or more of the following:

                  (a) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash, or other property;

                  (b) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that merger or consolidation or (ii) the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or

                  (c) The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation or otherwise) to any Person whether effected as a single transaction or a series of related transactions.

                  1.39 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, or any successor rule, as it may be amended from time to time.

                  1.40 "Securities Act" means the Securities Act of 1933, as amended.


                  1.41 "Stock" means the Corporation's authorized common stock, par value $ 1.00 per share, as described in the Corporation's Certificate of Incorporation, or any other securities that are substituted for the Stock as provided in Section 11.

                  1.42 "Stock Appreciation Right" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over, as appropriate, the Exercise Price of a related Option or the Fair Market Value of the Stock on the Date of Grant of the Stock Appreciation Right.

                  1.43 "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

                  1.44 "Total Shares" has the meaning given it in Paragraph
11.2.


                  1.45 "Voting Securities" means any securities that are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.

SECTION 2. SHARES OF STOCK SUBJECT TO THE PLAN

                  2.1 Maximum Amount of Shares. Subject to the provisions of
Section 11 of the Plan, the aggregate number of shares of Stock that may be issued, transferred or exercised pursuant to Awards under the Plan shall be 1,000,000 shares of Stock.

                  2.2 Reduction in Available Shares. In computing the total number of shares available at a particular time for Awards under the Plan, there shall be counted against the limitations stated in Paragraph 2.1 the number of shares of Stock subject to issuance upon exercise or settlement of Awards, the number of shares of Stock that equal the value of Performance Units determined in each case as of the Date of Grant of each Award (other than Awards designated to be paid only in cash), and the number of shares of Stock that have been issued upon exercise or settlement of Awards (except as otherwise provided in Paragraph 2.3).

                  2.3 Restoration of Unused and Surrendered Shares. If Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Stock, or is exchanged for other Awards, the shares of Stock that were subject to that Award shall no longer be charged against the number of available shares provided for in Paragraph 2.1 and shall again be available for issue, transfer, or exercise pursuant to Awards under the Plan to the extent of such forfeiture, termination, expiration, or other cessation of its subjection to an Award.

                  2.4 Description of Shares. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

                  2.5 Registration and Listing of Shares. From time to time, the Board of Directors and appropriate officers of the Corporation shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to Awards.

                  2.6 Reduction in Outstanding Shares of Stock. Nothing in this
Section 2 shall impair the right of the Corporation to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested or (b) impair the status of any shares of Stock previously issued pursuant to an Award or thereafter issued pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

                  2.7 Limitation on Certain Stock Awards. No more than fifty percent of the aggregate shares of Stock which may be issued under the Plan may be issued pursuant to Restricted Stock Awards, Stock Bonus Awards or similar awards which grant Stock; provided, however, that the limitation expressed in this Section 2.7 shall not apply with respect to shares of Stock issued in connection with the exercise of an Option Award, Stock Appreciation Right Award or Performance Unit.

SECTION 3. ADMINISTRATION OF THE PLAN

                  3.1 Committee. The Committee shall administer the Plan, but shall not have the power to appoint members of the Committee or to terminate, modify, or amend the Plan. The Committee shall be constituted so that, as long as Stock is registered under Section 12 of the Exchange Act, each member of the Committee shall be a Disinterested Person who is a member of the Board of Directors and so that the Plan in all other applicable respects will qualify transactions related to the Plan for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16b-3, to the extent exemptions thereunder may be available. No discretion regarding Awards to Eligible Individuals who are subject to Section 16(b) of the Exchange Act shall be afforded to a person who is not a Disinterested Person. The number of persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall be no less than two persons. Persons elected to serve on the Committee as Disinterested Persons shall not be eligible to receive Awards or equity securities under any plan of the Corporation or its affiliates (as those terms are used in Rule 16b-3) while they are serving as members of the Committee; shall not have been eligible to receive Awards or such equity securities under any plan of the Corporation or its affiliates within one year before their appointment to the Committee becomes effective; and shall not be eligible to receive Awards or such equity securities under any plan of the Corporation or its affiliates for such period following service on the Committee as may be required by Rule 16b-3 for that person to remain a Disinterested Person, in each case except for Awards of equity securities pursuant to paragraphs (c)(2)(i)(A), (B), (C) or (D) of Rule 16b-3.

                  3.2 Duration, Removal, Etc. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by at least three day's written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or any other number that Rule 16b-3 may require from time to time.

                  3.3 Meetings and Actions of Committee. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required, and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan, the Certificate of Incorporation, the by-laws of the Corporation, and Rule 16b-3 so long as it is applicable, as the Committee may deem advisable.

                  3.4 Committee's Powers. Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the number of shares of Stock that shall be the subject of each Award; (d) to determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service);

(e) to accelerate, pursuant to Section 6, the time of exercisability of any Option that has been granted; (f) to construe the respective Award Agreements and the Plan; (g) to make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to Executive Officers and other Eligible Individuals who are subject to Section 16(b) of the Exchange Act; and (i) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Paragraph 3.4 shall be final and conclusive.

SECTION 4. ELIGIBILITY AND PARTICIPATION

                  4.1 Eligible Individuals. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof.

                  4.2 Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Committee may from time to time specify. The Committee shall also determine the number of shares or cash amounts subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations.

                  4.3 Date of Grant. The date on which the Committee completes all action constituting an offer of an Award to an individual, including the specification of the number of shares of Stock and the amount of cash to be subject to the Award, shall be the date on which the Award covered by an Award Agreement is granted (the "Date of Grant"), even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution of the Award Agreement by the Corporation and the Holder.

                  4.4 Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Corporation and the Eligible Individual to whom the Award is granted and incorporating those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. In the event an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

                  4.5 Limitation for Incentive Options. Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he is an Employee of the Corporation or a corporate Subsidiary (but not a partnership Subsidiary), and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 424 of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Corporation or a Subsidiary. Nevertheless, this subparagraph 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred and ten percent of Fair Market Value and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

                  4.6 No Right to Award. The adoption of the Plan shall not be deemed to give any person a right to be granted an Award except pursuant to
Section 5.

                  4.7 Limitation on Individual Awards. The individual serving as Chief Executive Officer of the Corporation shall not be eligible to receive Awards during any three year period to which more than 500,000 shares of Stock are subject. No other Eligible Individual shall, in one calendar year, receive Awards to which more than 200,000 shares of Stock are subject.

SECTION 5. AWARDS TO NON-EMPLOYEE DIRECTORS


                  5.1 Ineligibility for Other Awards. Non-employee Directors shall not be eligible to receive any Awards under the Plan other than as specified in this Section 5.



                  5.2 AUTOMATIC GRANT OF AWARDS. BEGINNING IN 1998,
EACH NON-EMPLOYEE DIRECTOR WHO HAS CONTINUOUSLY SERVED AS A DIRECTOR OF THE CORPORATION FROM THE TIME IMMEDIATELY FOLLOWING THE PRIOR YEAR'S ANNUAL MEETING OF THE STOCKHOLDERS UNTIL IMMEDIATELY FOLLOWING THE CURRENT YEAR'S ANNUAL MEETING OF STOCKHOLDERS SHALL AUTOMATICALLY BE GRANTED A NONSTATUTORY OPTION FOR THE PURCHASE OF 5,000 SHARES OF STOCK AS OF THE DATE OF SUCH ANNUAL MEETING.



                  5.3 AVAILABLE STOCK. THE AUTOMATIC AWARDS SPECIFIED IN PARAGRAPH 5.2 SHALL BE MADE IN THE AMOUNTS SPECIFIED IN PARAGRAPH 5.2 ONLY IF THE NUMBER OF SHARES OF STOCK AVAILABLE TO BE ISSUED, TRANSFERRED OR EXERCISED PURSUANT TO AWARDS UNDER THE PLAN (AS CALCULATED IN SECTION 2) IS SUFFICIENT TO MAKE ALL AUTOMATIC GRANTS REQUIRED TO BE MADE BY PARAGRAPH 5.2 ON THE DATE OF GRANT OF THOSE AUTOMATIC AWARDS. IN THE EVENT THAT A LESSER NUMBER OF SHARES OF STOCK ARE AVAILABLE TO BE ISSUED, TRANSFERRED, OR EXERCISED PURSUANT TO AWARDS UNDER THE PLAN ON THE DATE OF GRANT OF THE AUTOMATIC AWARDS DESCRIBED PARAGRAPH 5.2, BUT THEIR NUMBER IS INSUFFICIENT TO PERMIT THE GRANT OF THE ENTIRE NUMBER OF SHARES SPECIFIED IN THE AUTOMATIC AWARDS, THEN THE NUMBER OF AVAILABLE SHARES SHALL BE APPORTIONED EQUALLY AMONG THE AUTOMATIC AWARDS MADE ON THAT DATE, AND THE NUMBER OF SHARES APPORTIONED TO EACH AUTOMATIC AWARD SHALL BE THE AMOUNT OF SHARES AUTOMATICALLY SUBJECT TO THAT AUTOMATIC AWARD.



                  5.4 TERMS AND CONDITIONS OF AUTOMATIC AWARD. AWARD AGREEMENTS FOR NONSTATUTORY OPTION AWARDS TO NON-EMPLOYEE DIRECTORS SHALL BE IN THE FORM ATTACHED AS EXHIBIT A. IN ADDITION, THE FOLLOWING TERMS AND CONDITIONS SHALL APPLY TO AWARDS PURSUANT TO THIS SECTION 5:



WITH RESPECT TO NONSTATUTORY OPTION AWARDS GRANTED PURSUANT TO PARAGRAPH 5.2,
(I) THE EXERCISE PRICE FOR EACH SHARE OF STOCK SUBJECT TO SUCH OPTION SHALL BE THE FAIR MARKET VALUE OF A SHARE OF STOCK ON THE DATE OF GRANT OF SUCH OPTION,
(II) THE OPTION SHALL BE IMMEDIATELY VESTED AND EXERCISABLE AND (III) SUCH OPTION SHALL TERMINATE ON THE EARLIEST OF (A) TEN YEARS FROM THE DATE OF GRANT,
(B) THE HOLDER CEASING TO BE A DIRECTOR, IF THE BOARD DEMANDS OR REQUESTS THE HOLDER'S RESIGNATION FROM THE BOARD, (C) 90 DAYS AFTER THE HOLDER CEASES TO BE A DIRECTOR FOR REASONS OTHER THAN THE REASONS SPECIFIED IN (B) ABOVE OR (D) BELOW, OR (D) ONE YEAR AFTER THE DEATH OR DISABILITY OF THE HOLDER.


                 5.5 Non-Employee Director Deferral Awards. A Non-employee Director may elect to receive a Nonstatutory Option in lieu of all or a portion of his or her fee, if any, for services as a Non-employee Director of the Corporation. The number of shares subject to such Option shall be determined by dividing the amount of the fee which the Non-employee Director has elected not to receive by the value of an option for one share of Common Stock on the Date of Grant having the terms set forth herein; provided that such value shall be calculated pursuant to the Black-Scholes Model based on the applicable assumptions used in calculating option values in the most recent annual meeting proxy statement of the Corporation or, if the Black-Scholes Model was not used in calculating option values in the most recent annual meeting proxy statement, based on such reasonable assumptions as the Committee shall determine. The Date of Grant of such an Option shall be the date on which such fee otherwise would have been paid. The exercise price with respect to a share of Stock subject to such Option shall be the Fair Market Value of a share of Stock on the Option's Date of Grant. An Option issued pursuant to this Section 5.5 shall be immediately vested and exercisable, and shall terminate on the earliest of (A) ten years from the Date of Grant, (B) the Holder ceasing to be a director, if the Board demands or requests the Holder's resignation from the Board, (C) 90 days after the Holder ceases to be a director for reasons other than the reasons specified in (B) above or (D) below, or (D) one year after the death or Disability of the Holder.

                  5.6 Tax Withholding. The Corporation shall have the right to require a Non-employee Director to pay to the Corporation the amount necessary to satisfy the Corporation's current or future obligation to withhold federal, state or local income or other taxes that the Non-employee Director incurs by vesting of an Option Award. Tax withholding obligations in respect of Option Awards to Non-employee Directors may not be satisfied by the Corporation's withholding of Stock subject to the Award or by the Non-employee Director's transfer of Stock to the Corporation.

SECTION 6.        TERMS AND CONDITIONS OF OPTIONS

                  All Options granted under the Plan shall comply with, and the related Option Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 6 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Section 11 and Section 12; provided, however, that the Committee may authorize an Option Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 11.2, 11.3, and 11.4 and any of the terms and provisions of Section 12 (other than Paragraph 12.11).

                  6.1 Number of Shares. Each Option Agreement shall state the total number of shares of Stock to which it relates.

                  6.2 Vesting. Each Option Agreement shall state the time or periods, if any, in which the right to exercise the Option or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Option shall vest at each such time or period.

                  6.3 Expiration of Options. Nonstatutory Options and Incentive Options may be exercised during the term determined by the Committee and set forth in the Option Agreement; provided that no Option shall be exercised after the expiration of a period of ten years commencing on the Date of Grant of the Incentive Option.

                  6.4 Exercise Price. Each Option Agreement shall state the exercise price per share of Stock (the "Exercise Price"). The exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option. The exercise price per share of Stock subject to a Nonstatutory Option shall not be less than the greater of (a) the par value per share of the Stock or (b) fifty percent of the Fair Market Value per share of the Stock on the Date of Grant of the Option.

                  6.5 Method of Exercise. The Option shall be exercisable only by written notice of exercise (the "Exercise Notice") delivered to the Corporation during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised,
(b) be signed by the Holder of the Option or, if the Holder is dead, by the person authorized to exercise the Option pursuant to Paragraph 12.3, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is exercised, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Option Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Paragraph 6.5 have been satisfied.

                  6.6 Incentive Option Exercises. Each Incentive Option granted under this Plan shall by its terms be non-transferable by the Holder except by will or the laws of descent and distribution, and shall by its terms be exercisable during the Holder's lifetime only by him.

                  6.7 Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means acceptable to the Committee, (b) with the Committee's prior consent, with shares of Stock owned by the Holder (including shares received upon exercise of the Option or restricted shares already held by the Holder) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee elects to accept shares of Stock in payment of all or any portion of the

Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date of the delivery of the Exercise Notice. If the Committee elects to accept shares of restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

                  6.8 Payment with Sale Proceeds. In addition, at the request of the Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Corporation the Exercise Price of the Option being exercised, and the Corporation shall promptly deliver the exercised shares to the brokerage firm. To accomplish this transaction, the Holder must deliver to the Corporation an Exercise Notice containing irrevocable instructions from the Holder to the Corporation to deliver the stock certificates directly to the broker. Upon receiving a copy of the Exercise Notice acknowledged by the Corporation, the broker shall sell that number of shares of Stock or loan the Holder an amount sufficient to pay the Exercise Price and any withholding obligations due. The broker shall then deliver to the Corporation that portion of the sale or loan proceeds necessary to cover the Exercise Price and any withholding obligations due. The Committee shall not approve any transaction of this nature if the Committee believes that the transaction would give rise to the Holder's liability for short-swing profits under Section 16(b) of the Exchange Act.

                  6.9 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Option, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by exercising an Option. Upon the exercise of an Option requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value at date of withholding) to satisfy the Corporation's tax withholding obligations, based on the shares' Fair Market Value as of the date of exercise; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

                  6.10 Reload Provisions. Options may contain a provision pursuant to which a Holder who pays all or a portion of the Exercise Price of an Option or the tax required to be withheld pursuant to the exercise of an Option by surrendering shares of Stock shall automatically be granted an Option for the purchase of the number of shares of Stock equal to the number of shares surrendered (a "Reload Option"). The Date of Grant of the Reload Option shall be the date on which the Holder surrenders the shares of Stock in respect of which the Reload Option is granted. The Reload Option shall have an Exercise Price equal to the price determined in accordance with Paragraph 6.4 and shall have a term that is no longer than the original term of the underlying Option.

                  6.11 Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option. Except as is otherwise provided in Paragraph 11.2(b), with respect to any Incentive Option granted under this Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Corporation or a Subsidiary) subject to any other incentive stock option (within the meaning of
Section 422 of the Code) of the Corporation or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Option is granted. For purposes of this Paragraph 6.12 "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Corporation, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Corporation or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

                  6.12 No Fractional Shares. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Corporation shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

                  6.13 Modification, Extension and Renewal of Options. Subject to the terms and conditions of and within the limitations of the Plan, Rule 16b-3, and any consent required by the last sentence of this Paragraph 6.13, the Committee may (a) modify, extend or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher or lower Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, alter or impair any rights or obligations under any Option theretofore granted hereunder to such Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (c) of this Paragraph 6.13.

                  6.14 Other Agreement Provisions. The Option Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Option Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Option Agreement shall cover both an Incentive Option and a Nonstatutory Option.

                  Each Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.

SECTION 7.        STOCK APPRECIATION RIGHTS

                  All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 7 (to the extent each term and condition applies to the form of Stock Appreciation Right) and also the terms and conditions set forth in Section 11 and Section 12; provided, however, that the Committee may authorize an Award Agreement related to a Stock Appreciation Right that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 11.2, 11.3, and 11.4 and any of the terms and provisions of Section 12 (other than Paragraph 12.11).

7.1 Form of Right. A Stock Appreciation Right may be granted to an Eligible Individual (a) in connection with an Option, either at the time of grant or at any time during the term of the Option, or (b) without relation to an Option.

                  7.2 Rights Related to Options. A Stock Appreciation Right granted in connection with an Option shall entitle the Holder, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to subparagraph 7.2(b). That Option shall then cease to be exercisable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award Agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

                  (a) Exercise and Transfer. Subject to Paragraph 11.2, a Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercised and shall not be transferable except to the extent that the related Option is transferable. To the extent that an Option has been exercised the Stock Appreciation Rights granted in connection with such Option shall terminate.

                  (b) Value of Right. Upon the exercise of a Stock Appreciation Right related to an Option, the Holder shall be entitled to receive payment from the Corporation of an amount determined by multiplying:

                  (i) The difference obtained by subtracting the Exercise Price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by

                  (ii) The number of shares as to which that Stock Appreciation Right has been exercised.

                  7.3 Right Without Option. A Stock Appreciation Right granted without relationship to an Option shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the Stock Appreciation Right, which Award Agreement shall comply with the following provisions:

                  (a) Number of Shares. Each Award Agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.

                  (b) Vesting. Each Award Agreement shall state the time or periods in which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time or period.


                  (c) Expiration of Rights. Each Award Agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised.

                  (d) Value of Right. A Stock Appreciation Right granted without relationship to an Option shall entitle the Holder, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying:


                  (i) The difference obtained by subtracting the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted from the Fair Market Value of a share of Stock on the date of exercise of that Stock Appreciation Right, by

                  (ii) The number of rights as to which the Stock Appreciation Right has been exercised.

                  7.4 Limitations on Rights. Notwithstanding subparagraph 7.2(b) and subparagraph 7.3(d), the Committee may limit the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the Date of Grant and be noted on the instrument evidencing the Holder's Stock Appreciation Right.

                  7.5 Payment of Rights. Payment of the amount determined under subparagraph 7.2(b) or subparagraph 7.3(d) and Paragraph 7.4 may be made solely in whole shares of Stock valued at Fair Market Value on the date of exercise of the Stock Appreciation Right or, in the sole discretion of the Committee, solely in cash or a combination of cash and Stock. If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

                  7.6 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of a Stock Appreciation Right, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by exercising a Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value at date of withholding) to satisfy the Corporation's tax withholding obligations, based on the shares' Fair Market Value as of the date of exercise; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

                  7.7 Other Agreement Provisions. The Award Agreements authorized relating to Stock Appreciation Rights shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Stock Appreciation Right and the retention or transfer of shares thereby acquired) as the Committee may deem advisable.

SECTION 8. RESTRICTED STOCK AWARDS

                  All Restricted Stock Awards granted under the Plan (other than the automatic Awards to Non-employee Directors pursuant to Section 5) shall comply with, and the related Award Agreements shall be deemed to include, and be subject to the terms and conditions set forth in this Section 8 and also to the terms and conditions set forth in Section 10 and Section 11; provided, however, that the Committee may authorize an Award Agreement related to a Restricted Stock Award that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 11.2, 11.3, and 11.4 and the terms and provisions set forth in Section 12 (other than Paragraph 12.11).

                  8.1 Restrictions. All shares of Restricted Stock Awards granted or sold pursuant to the Plan shall be subject to the following conditions:

                  (a) Transferability. The shares may not be sold, transferred or otherwise alienated or hypothecated until the restrictions are removed or expire.

                  (b) Conditions to Removal of Restrictions. Conditions to removal or expiration of the restrictions may include, but are not required to be limited to, continuing employment or service as a director, officer, consultant, or advisor or achievement of performance objectives described in the Award Agreement.

                  (c) Legend. Each certificate representing Restricted Stock Awards granted pursuant to the Plan shall bear a legend making appropriate reference to the restrictions imposed.

                  (d) Possession. The Committee may require the Corporation to retain physical custody of the certificates representing Restricted Stock Awards during the restriction period and may require the Holder of the Award to execute stock powers in blank for those certificates and deliver those stock powers to the Corporation, or the Committee may require the Holder to enter into an escrow agreement providing that the certificates representing

Restricted Stock Awards granted or sold pursuant to the Plan shall remain in the physical custody of an escrow holder until all restrictions are removed or expire.

                  The Corporation may issue shares subject to stop-transfer restrictions or may issue such shares subject only to the restrictive legend described in subparagraph 8.1(c).

                  (e) Other Conditions. The Committee may impose other conditions on any shares granted or sold as Restricted Stock Awards pursuant to the Plan as it may deem advisable, including, without limitation, (i) restrictions under the Securities Act or Exchange Act, (ii) the requirements of any securities exchange upon which the shares or shares of the same class are then listed, and (iii) any state securities law applicable to the shares.

                  8.2 Expiration of Restrictions. The restrictions imposed in Paragraph 8.1 on Restricted Stock Awards shall lapse as determined by the Committee and set forth in the applicable Award Agreement, and the Corporation shall promptly deliver to the Holder of the Restricted Stock Award a certificate representing the number of shares for which restrictions have lapsed, free of any restrictive legend relating to the lapsed restrictions. Each Restricted Stock Award may have a different restriction period, in the discretion of the Committee. The Committee may, in its discretion, prospectively reduce the restriction period applicable to a particular Restricted Stock Award. The foregoing notwithstanding, no restriction shall remain in effect for more than ten years after the date of the Awards.

                  8.3 Rights as Stockholder. Subject to the provisions of Paragraphs 8.1 and 12.11, the Committee may, in its discretion, determine what rights, if any, the Holder shall have with respect to the Restricted Stock Awards granted or sold, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

                  8.4 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation) the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by reason of the Restricted Stock Award. The Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value at date of withholding) to satisfy the Corporation's tax withholding obligations, based on the shares' Fair Market Value as of the date of exercise; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

                  8.5 Other Agreement Provisions. The Award Agreements relating to Restricted Stock Awards shall contain such provisions in addition to those required by the Plan as the Committee may deem advisable.

                  8.6 Limitations on Awards of Restricted Stock. No more than 100,000 shares of Stock may be awarded to any Holder in any year.

SECTION 9. CASH AND STOCK BONUS AWARDS

                  9.1 Cash Bonus. The Committee, in its sole discretion, may award a cash bonus to an Eligible Individual. The basis for such Award may, but need not, be recognition of previous performance by such Eligible Individual.

                  9.2 Bonus Stock. The Committee, in its sole discretion, may award an Eligible Individual shares of stock. Unless the Committee specifically provides otherwise, shares of Stock awarded pursuant to this Section 9.2 shall not be subject to vesting or other restrictions hereunder. The basis for such Award may, but need not, be recognition of previous performance by such Eligible Individual.

                  9.3 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the payment of cash or stock in connection with a bonus under this section 9 the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs with respect to such payment.

                  Upon receiving notice that the Holder is required to satisfy tax withholding, a Holder may (a) if the payment is to be made in Stock, direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value at date of withholding) to satisfy the Corporation's tax withholding obligations, based on the shares' Fair Market Value as of the date of exercise; (c) if the payment is to be made in cash, direct the Corporation to withhold from such payment the amount of cash required to satisfy the Corporation's obligation to withhold taxes; or (d) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

SECTION 10.       PERFORMANCE UNITS

                  10.1 Multiple Grants. The Committee may make grants of Performance Units in such a manner that more than one Performance Period is in progress simultaneously. At or before the beginning of each Performance Period, the Committee will establish the contingent value of each Performance Unit for that Performance Period, which may vary depending on the degree to which performance objectives established by the Committee are met.

                  10.2 Performance Standards. (a) In General. At or before the beginning of each Performance Period, the Committee will (i) establish the beginning and ending dates of the Performance Period, (ii) establish for that Performance Period specific performance objectives as the Committee believes are relevant to the Corporation's overall business objectives, (iii) determine the minimum and maximum value of a Performance Unit and the value of a Performance Unit based on the degree to which performance objectives are achieved, exceeded or not achieved, (iv) determine a minimum performance level below which Performance Units will be assigned a value of zero, and a maximum performance level above which the value of Performance Units will not increase, and (v) notify each Holder of a Performance Unit for that Performance Period in writing of the established performance objectives and minimum, target, and maximum Performance Unit value for that Performance Period. At the Discretion of the Committee, the performance standards with respect to a Performance Unit Award may include one or more objectives relating to total shareholder return, net income of the Corporation, return on sales, equity or assets, performance of a division or other defined unit of the Corporation and individual performance.


                  (b) Special Rules for Executive Officers. Unless the Committee determines that an Award of Performance Units to an Executive Officer is not intended to qualify for the exemption for performance-based compensation under section 162(m) of the Code, (i) the maximum payment to the Executive Officer for Performance Units granted in one fiscal year shall be $1,000,000 in cash or in value of Stock, (ii) a Performance Unit Award which will be settled in Stock shall have a base value equal to the Fair Market Value of a share of Stock on the Date of Grant of such Performance Unit, and (iii) the period over which the performance standards must be satisfied shall not be less than six months.

                  In addition, unless the stockholders approve otherwise or such approval is not required to obtain a deduction under section 162(m) of the Code, or the Committee determines that satisfaction of the deduction requirements of section 162(m) of the Code with respect to a Performance Unit Award is not in the Corporation's best interests, the performance standards applicable to a Performance Unit Award to an Executive Officer shall be based on one or more of the following choices: (i) total stockholder return (Stock price appreciation plus dividends); (ii) net income; (iii) earnings per share; (iv) return on sales; (v) return on equity; (vi) return on assets; (vii) increase in the market price of Stock or other securities of the Corporation; (viii) the performance of the Corporation in any of the items mentioned in clause (i) through (vii) in comparison to the average performance of the companies included in the S&P Textiles Index; and (ix) the performance of the Corporation in any of the items mentioned in clause (i) through (vii) in comparison to the average performance of the companies used in a self-constructed peer group established before the beginning of the performance period.

                  In determining the amount of any Award payable to a Holder with respect to a performance period, the Committee shall certify in writing as promptly as practicable following the end of such performance period, whether and the extent to which the terms of Awards have been satisfied, including the extent to which performance standards applicable to a Performance Unit Award have been achieved and other material terms of Awards have been satisfied. For this purpose, approved minutes of the Committee at which such determinations were made shall be deemed a written certification of such determinations. The Committee shall have no discretion to increase the amounts payable with respect to an Award held by an Executive Officer, unless the Committee determines that satisfaction of the deduction requirements of Section 162(m) of the Code is not in the Corporation's best interests.

                  10.3 Modification of Standards. If the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable to Corporation objectives because of a change in the Corporation's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be material, the Committee may modify the performance measures and objectives as it considers appropriate and equitable, including those applicable to Executive Officers if the Committee determines that satisfaction of the deduction requirements of Section 162(m) of the Code is not in the Corporation's best interests.

                  10.4 Payment. The basis for payment of Performance Units for a given Performance Period will be the achievement of those financial performance objectives determined by the Committee at the beginning of the Performance Period. If minimum performance is not achieved or exceeded for a Performance Period, no payment will be made and all contingent rights will cease. If minimum performance is achieved or exceeded, the value of a Performance Unit will be based on the degree to which actual performance exceeded the pre-established minimum performance standards. The amount of payment will be determined by multiplying the number of Performance Units granted at the beginning of the Performance Period by the final Performance Unit value. Payments will be made in cash or Stock as soon as administratively possible following the close of the applicable Performance Period.

                  10.5 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the payment of cash or Stock in connection with a Performance Unit, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs with respect to such payment. Upon receiving notice that the Holder is required to satisfy tax withholding, a Holder may (a) if the payment is to be made in Stock, direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value at date of withholding) to satisfy the Corporation's tax withholding obligations, based on the shares' Fair Market Value as of the date of exercise; (c) if the payment is to be made in cash, direct the Corporation to withhold from such payment the amount of cash required to satisfy the Corporation's obligation to withhold taxes; or (d) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

                  10.6 Other Agreement Provisions. The Award Agreements, if any, authorized relating to Performance Units shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the transfer of shares thereby acquired) as the Committee may deem advisable.

SECTION 11. ADJUSTMENT PROVISIONS

                  11.1 Adjustment of Awards and Authorized Stock. The terms of an Award and the number of shares of Stock authorized pursuant to Paragraph 2.1 for issuance under the Plan shall be subject to adjustment, from time to time, in accordance with the following provisions:

                  (a) If at any time or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Paragraph 2.1 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

                  (b) If at any time or from time to time, the Corporation shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for the Plan as provided in Paragraph 2.1 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

                  (c) Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Paragraph 11.1, the Committee shall promptly prepare and provide to each Holder a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash or property purchasable subject to each Award after giving effect to the adjustments.

                  (d) Adjustments under subparagraph 11.1(a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive.

                  No fractional interest shall be issued under the Plan on account of any such adjustments.

                  11.2 Changes in Control. Any Award Agreement may provide that, upon the occurrence of a Change in Control, (a) each Holder of an Option shall immediately be granted corresponding Stock Appreciation

Rights; (b) all outstanding Stock Appreciation Rights and Options shall immediately become fully vested and exercisable in full, including that portion of any Stock Appreciation Award or Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which a Stock Appreciation Right or Option is exercisable upon the occurrence of a Change in Control is referred to herein as the "Total Shares"); (c) the restriction period of any Restricted Stock Award shall immediately be accelerated and the restrictions shall expire; and (d) the maximum value of any Performance Unit which has been outstanding for at least six months as of the effective date of the Change in Control will be deemed to be earned for all Performance Periods ending on or before such date, and a pro rata cash distribution shall be made within 30 days following such date. If a Change in Control involves a Restructure or occurs in connection with a series of related transactions involving a Restructure and if such Restructure is in the form of a Non-Surviving Event and as a part of such Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of an Award shall be entitled to purchase or receive (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase or receive), as appropriate for the form of Award, the number of shares of stock, other securities, cash or property to which that number of Total Shares would have been entitled in connection with such Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure). Nothing in this Paragraph 11.2 shall impose on a Holder the obligation to exercise any Award immediately before or upon the Change of Control, nor shall the Holder forfeit the right to exercise the Award during the remainder of the original term of the Award because of a Change in Control or because the Holder's employment is terminated for any reason following a Change in Control.

                  11.3 Restructure and No Change in Control. In the event a Restructure should occur at any time while there is any outstanding Award hereunder and that Restructure does not occur in connection with a Change in Control or in connection with a series of related transactions involving a Change in Control, then:

                  (a) no Holder of an Option shall automatically be granted corresponding Stock Appreciation Rights;

                  (b) neither any outstanding Stock Appreciation Rights nor any outstanding Options shall immediately become fully vested and exercisable in full merely because of the occurrence of the Restructure;

                  (c) the restriction period of any Restricted Stock Award shall not immediately be accelerated and the restrictions expire merely because of the occurrence of the Restructure; and

                  (d) at the option of the Committee, the Corporation may (but shall not be required to) take any one or more of the following actions:

                  (i) grant each Holder of an Option corresponding Stock Appreciation Rights;

                  (ii) accelerate in whole or in part the time of the vesting and exercisability of any one or more of the outstanding Stock Appreciation Rights and Options so as to provide that those Stock Appreciation Rights and Options shall be exercisable before, upon, or after the consummation of the Restructure;

                  (iii) accelerate in whole or in part the expiration of some or all of the restrictions on any Restricted Stock Award so that the Stock subject to that Awards shall be owned by the Holder without restriction or risk of forfeiture;

                  (iv) if the Restructure is in the form of a Non-Surviving Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Committee deems desirable; or

                  (v) )redeem in whole or in part any one or more of the outstanding Awards (whether or not then exercisable) in consideration of a cash payment, as such payment may be reduced for tax withholding obligations as contemplated in the Section governing the particular form of Award, in an amount equal to:

                  (A) for Options and Stock Appreciation Rights granted in connection with Options, the excess of (1) the Fair Market Value, determined as of a date immediately preceding the consummation of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (2) the Exercise Price for that number of shares of Stock;

                  (B) for Stock Appreciation Rights not granted in connection with an Option, the excess of (1) the Fair Market Value, determined as of a date immediately preceding the consummation of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (2) the Fair Market Value of the number of shares of Stock on the Date of Grant;

                  (C) for Restricted Stock Awards, the Fair Market Value, determined as of a date immediately preceding the consummation of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed; and

                  (D) for Performance Units, the amount per Performance Unit as the Committee in its sole discretion may determine (which may be zero dollars).


                  The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Paragraph 11.3. In the event of any election or action taken by the Corporation pursuant to this Paragraph 11.3 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to the Holder thereof, that Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee. The failure of the Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner effect the validity or enforceability of any action taken by the Corporation and the Committee under this Paragraph 11.3, including, without limitation, any redemption of an Award as of the consummation of a Restructure. Any cash payment to be made by the Corporation pursuant to this Paragraph 11.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructure notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion of an outstanding Award is to be exercised or accelerated to upon or after the consummation of a Restructure that is in the form of a Non-Surviving Event and as a part of that Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to purchase or receive) the number of shares of stock, other securities, cash or property to which such number of shares of Stock would have been entitled in connection with the Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure).

                  11.4 Notice of Change in Control or Restructure. The Corporation shall attempt to keep all Holders informed with respect to any Change in Control or Restructure or of any potential Change in Control or Restructure to the same extent that the Corporation's stockholders are informed by the Corporation of any such event or potential event.

SECTION 12.       ADDITIONAL PROVISIONS

                  12.1 Termination of Employment. Subject to the last sentence of Paragraph 11.2, if a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than Normal Retirement or that Holder's death or Disability (hereafter defined), then, unless specified otherwise in the Award Agreement, the following provisions shall apply to all Awards held by that Holder that were granted because that Holder was an Employee:

                  (a) If the termination is by the Holder's employer, then Performance Unit Awards which have not become payable at the time of termination shall be null and void and that portion, if any, of any and all

Awards covering Options, Stock Appreciation Rights or Restricted Stock held by that Holder that are not yet exercisable (or for which restrictions have not lapsed) and the portion of any Option which is exercisable but has not been exercised as of the date of the termination shall become null and void as of the date of the termination.

                  (b) If such termination is by the Holder, then Performance Unit Awards which have not become payable at the time of termination shall be null and void and Awards covering Options, Stock Appreciation Rights or Restricted Stock held by that Holder shall become immediately exercisable (and all restrictions thereon shall lapse) to the extent that such exercisability or lapse is approved by the Committee, and any Option or Stock Appreciation Right, to the extent exercisable, shall survive the termination of employment for a period of the lesser of (i) the remainder of the term of the Award or (ii) (A) one month in the case of a Nonstatutory Option or Stock Appreciation Right which is granted in tandem with a Nonstatutory Option or was not granted in tandem with an Option, and (B) three months in the case of an Incentive Option and a Stock Appreciation Right granted in tandem with an Incentive Option.

                  12.2 Other Loss of Eligibility. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than the Holder's death, then, unless specified otherwise in the Award Agreement, that portion, if any, of any and all Awards held by the Holder that were granted because of that capacity which are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all of the Awards held by the Holder that are exercisable (or for which restrictions have lapsed) as of the date of the termination shall survive the termination.

                  12.3 Death. Upon the death of a Holder, then, unless specified otherwise in the Award Agreement, any and all Awards covering Options, Stock Appreciation Rights or Restricted Stock held by the Holder shall become immediately exercisable (and all restrictions shall lapse) and any Option or Stock Appreciation Right shall be exercisable by that Holder's legal representatives, legatees or distributees for a period of the lesser of (a) the remainder of the term of the Award or (b) 12 months following the date of the Holder's death. Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void. Except as expressly provided in this Section 12.3, all Awards held by a Holder shall not be exercisable after the death of that Holder. With respect to any Performance Unit Award for which the Performance Period has not expired at the time of the Holder's death, there shall be a payment calculated by the Committee, in its sole discretion, to reflect the pro rata portion of the Performance Unit Award value earned as of the date of death considering the achievement of the applicable performance standards as of such date. Such payment will be made as soon as practicable after the date of the Holder's death.

                  12.4 Retirement. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder's Normal Retirement, then, unless specified otherwise in the Award Agreement, (a) the portion, if any, of any and all Awards covering Options, Stock Appreciation Rights or Restricted Stock held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of that retirement shall become null and void as of the date of retirement except to the extent that the Committee, in its sole discretion, determines otherwise; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date of that retirement shall survive the retirement for a period of the lesser of (i) the remainder of the term of the Award or (ii) (A) thirty-six months in the case of a Nonstatutory Option or a Stock Appreciation Right which is not granted in tandem with an Incentive Option, and (B) three months in the case of an Incentive Option and any Stock Appreciation Right granted in tandem with an Incentive Option, and (b) any Performance Unit Award for which the Performance Period has not expired at the time of the Holder's retirement shall be payable, at the end of the original Performance Period, in an amount calculated by the Committee, in its sole discretion, to reflect the pro rata portion of the Performance Unit value earned as of the date of retirement considering the achievement of the applicable performance standards as of such date.

                  12.5 Disability. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder's Disability, then, unless specified otherwise in the Award Agreement, the portion, if any, of any and all Awards covering Options, Stock Appreciation Rights or

Restricted Stock held by the Holder shall become exercisable (and all restrictions shall lapse) and any Option or Stock Appreciation Right shall be exercisable by the Holder, his guardian, or his legal representative for a period of the lesser of (a) the remainder of the term of the Award or (b)(i) thirty-six months in the case of a Nonstatutory Option or a Stock Appreciation Right which is not granted in tandem with an Incentive Option, and (ii) twelve months in the case of an Incentive Option or a Stock Appreciation Right granted in tandem with an Incentive Option. With respect to any Performance Unit Award for which the Performance Period has not expired at the time of the Holder's Disability, there shall be a payment calculated by the Committee, in its sole discretion, to reflect the pro rata portion of the Performance Unit Award value earned as of the date of Disability.

                  Such payment shall be made as soon as practicable after the date of Disability. "Disability" shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that Holder has no employment agreement, "Disability" shall mean a physical or mental impairment of sufficient severity that, in the opinion of the Corporation, either the Holder is unable to continue performing the duties he performed before such impairment or the Holder's condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries and that impairment or condition is cited by the Corporation as the reason for termination of the Holder's employment.

                  12.6 Leave of Absence. With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Corporation, provided that rights to that Award during a leave of absence will be limited to the extent to which those rights were earned or vested when the leave of absence began.

                  12.7 Transferability of Awards. In addition to such other terms and conditions as may be included in a particular Award Agreement, an Award requiring exercise shall be exercisable during a Holder's lifetime only by that Holder or by that Holder's guardian or legal representative. An Award requiring exercise shall not be transferrable other than by will or the laws of descent and distribution.

                  12.8 Forfeiture and Restrictions on Transfer. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

                  12.9 Delivery of Certificates of Stock. Subject to Paragraph 12.10, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which (a) an Option has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price and any tax withholding as may be requested; (b) a Stock Appreciation Right has been exercised and upon receipt by the Corporation of any tax withholding as may be requested; (c) restrictions have lapsed with respect to a Restricted Stock Award and upon receipt by the Corporation of any tax withholding as may be requested; and (d) performance objectives have been achieved during a Performance Period relating to a Performance Unit for Stock. The value of the shares of Stock, cash or notes transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Agreement. If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the plan separate Stock certificates shall be issued with respect to each such Award and for Incentive Options and Nonstatutory Stock Options separately.

                  12.10 Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award or Performance Unit, the Corporation may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or vesting of any Restricted Stock Award or Performance Unit, require from the Holder of the Award (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder's death, his legal representatives, heirs, legatees, or distributees), will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

                  12.11 Certain Directors and Officers. With respect to Holders who are directors or officers of the Corporation or any Subsidiary and who are subject to Section 16(b) of the Exchange Act, and if Rule 16b-3 requires the following conditions at the time of the Award, Awards and all rights under the Plan, contingent or otherwise, shall be exercisable during the Holder's lifetime only by the Holder or the Holder's guardian or legal representative, but not for at least six months after grant, unless death or Disability of the Holder occurs before the expiration of the six-month period. In addition, no such officer or director shall exercise any stock appreciation right or use shares to pay tax withholding obligations within the first six months of the term of the Award. No share of stock acquired by such an officer or director pursuant to a Restricted Stock Award or a Performance Unit may be sold for at least six months after the Date of Grant, except in the case of death or Disability. Any election by any such officer or director to have tax withholding obligations satisfied by the withholding of shares of Stock shall be irrevocable and shall be communicated to the Committee during the period beginning on the third day following the date of release of quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date (the "Window Period") or within any other periods that the Committee shall specify from time to time. Any election by such an officer or director to receive cash in full or partial settlement of a Stock Appreciation Right, as well as any exercise by such person of a Stock Appreciation Right for such cash, shall be made during the Window Period or within any other periods that the Committee shall specify from time to time.

                  12.12 Securities Act Legend. Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

                  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

                  This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.

                  12.13 Legend for Restrictions on Transfer. Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under this Plan or an Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Paragraph 12.12, such as:

                  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED "LITTLEFIELD ADAMS & COMPANY INCENTIVE PLAN" AS ADOPTED BY LITTLEFIELD, ADAMS & COMPANY (THE "CORPORATION") ON ____________, 1994, AND AN AGREEMENT THEREUNDER BETWEEN THE CORPORATION AND (HOLDER) DATED ______________________, 199-, AND MAY NOT BE

TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

                  12.14 Rights as a Stockholder. A Holder shall have no right as a stockholder with respect to any shares covered by his Award until a certificate representing those shares is issued in his name.

                  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 11. Nevertheless, dividends and dividend equivalent rights may be extended to and made part of any Award denominated in Stock or units of Stock, subject to such terms, conditions, and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

                  12.15 Furnish Information. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

                  12.16 Obligation to Exercise. The granting of an Award hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof.

                  12.17 Adjustments to Awards. Subject to the general limitations set forth in Sections 6, 7 and 11, the Committee may make any adjustment in the exercise price of, the number of shares subject to or the terms of a Nonstatutory Option or Stock Appreciation Right by cancelling an outstanding Nonstatutory Option or Stock Appreciation Right and regranting a Nonstatutory Option or Stock Appreciation Right. Such adjustment shall be made by amending, substituting or regranting an outstanding Nonstatutory Option or Stock Appreciation Right. Such amendment, substitution or regrant may result in terms and conditions that differ from the terms and conditions of the original Nonstatutory Option or Stock Appreciation Right. The Committee may not, however, impair the rights of any Holder to previously granted Nonstatutory Options or Stock Appreciation Rights without that Holder's consent. If such action is effected by amendment, the effective date of such amendment shall be the date of the original grant.

                  12.18 Remedies. The Corporation shall be entitled to recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

                  12.19 Information Confidential. As partial consideration for the granting of each Award hereunder, the Holder shall agree with the Corporation that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor militating against the advisability of granting any such future Award to that individual.

                  12.20 Consideration. No Option or Stock Appreciation Right shall be exercisable, no restriction on any Restricted Stock Award shall lapse, and no Performance Unit shall be settled in Stock with respect to a Holder unless and until the Holder shall have paid cash or property to, or performed services for, the Corporation or any of its Subsidiaries that the Committee believes is equal to or greater in value that the par value of the Stock subject to such Award.

                  12.21 Deferral of Payment. (a) Deferral Opportunity. The Committee, in its sole discretion, may permit a Holder to defer receipt of all or part of a payment of a cash or Stock in connection with an Award.

Such Deferral must satisfy all conditions prescribed by the Committee, including but not limited to the period during which the Holder must request such deferral.

                  (b) Measurement of Deferred Payments. Payments deferred shall be recorded in a bookkeeping account maintained by the Corporation.

The value of such payments shall be adjusted to reflect the performance of any measurement standard (including the price of Stock) prescribed by the Committee or, in the discretion of the Committee, elected by the Participant.

                  (c) Payment of Deferred Payments. The value of payments deferred under this Paragraph 12.21 shall be paid to the Holder or his or her beneficiary in one or more payments made or commencing on the date specified by the Holder with the consent of the Committee; provided, however, that all such payments shall be subject to the following conditions:

                  (i) All payments unpaid at the time of a Holder's death or Disability shall be paid in a single sum as soon as practicable after the Committee's receipt of notice of such death or Disability;

                  (ii) Payments must commence no later than 90 days after the termination of the Holders' services for the Corporation; and

                  (iii) Installment payments shall be made no less frequently than annually and over a period which does not exceed 10 years.

                  (d) Plan Remains Unfunded. Notwithstanding any deferral under this Paragraph 12.21, the Plan shall remain unfunded, as described in Paragraph 14.7.

SECTION 13.       DURATION AND AMENDMENT OF PLAN

                  13.1 Duration. No Awards may be granted hereunder after the date that is ten (10) years from the earlier of (a) the date the Plan is adopted by the Committee or (b) the Effective Date.

                  13.2 Amendment. The Board of Directors may, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions from that Section in the regulations thereunder, the Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the regulations promulgated under the Code or ERISA.

                  The Board of Directors may also amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law. The Plan may not be amended without the consent of the holders of a majority of the shares of Stock voting to (a) increase the aggregate number of shares of Stock that may be issued under the Plan (except for adjustments pursuant to Section 11 of the Plan), (b) increase the benefits accruing to Eligible Individuals under the Plan, or (c) modify the requirements about eligibility for participation in the Plan or eligibility for the grant of Incentive Options; provided, however, that such amendments may be made without the consent of stockholders of the Corporation if changes occur in law or other legal requirements (including 16b-3) that would permit otherwise. The provisions in Section 5 shall not be amended more than once every six months other than to comport with changes in the Code, ERISA or the rules under the Code or ERISA.

SECTION 14.       GENERAL

                  14.1 Application of Funds. The proceeds received by the Corporation from the sale of shares pursuant to Awards shall be used for general corporate purposes.

                  14.2 Right of the Corporation and Subsidiaries to Terminate Employment. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary, or interfere in any way with the rights of the Corporation or any Subsidiary to terminate his employment any time.

                  14.3 No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Award granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

                  14.4 Other Benefits. Participation in the Plan shall not preclude the Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing retirement, bonus, or other extra compensation plans that the Corporation or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Employees. Neither the approval of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

                  14.5 Exclusion From Pension and Profit-Sharing Compensation. By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Corporation or any Subsidiary, unless ERISA or such plan specifically provides otherwise. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any Subsidiary.

                  14.6 Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock to the Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

                  14.7 Unfunded Plan. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock or rights thereto to be granted under the Plan. Any liability of the Corporation to any Holder with respect to a grant of cash, Stock or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

                  14.8 No Guarantee of Interests. Neither the Committee nor the Corporation guarantees the Stock of the Corporation from loss or depreciation.

                  14.9 Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries; provided, however, the Corporation or a Subsidiary may recover any and all damages, fees, expenses, and costs arising out of any actions taken by the Corporation to enforce its right to purchase Stock under this Plan.

                  14.10 Corporation Records. Records of the Corporation or its Subsidiaries regarding the Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

                  14.11 Information. The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.


                  14.12 No Liability of Corporation. The Corporation assumes no obligation or responsibility to the Holder or his legal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Committee.

                  14.13 Corporation Action. Any action required of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

                  14.14 Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to
Section 16(b) of the Exchange Act) or Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 or Section 422 of the Code. If any of the terms and provisions of this Plan applicable to Awards intended to qualify for the exemption for performance-based compensation under Section 162(m) of the Code conflict with the requirements of
Section 162(m) of the Code, then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of
Section 162(m) of the Code. With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

                  14.15 Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Agreement pertaining to the shares to which such notice relates.

                  14.16 Waiver of Notice. Any person entitled to notice hereunder may waive such notice.

                  14.17 Successors. The Plan shall be binding upon the Holder, his legal representatives, heirs, legatees, and distributees, upon the Corporation, its successors, and assigns, and upon the Committee, and its successors.

                  14.18 Headings. The titles and headings of Sections and Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

                  14.19 Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of New York except to the extent New York law is preempted by federal law. Questions arising with respect to the provisions of an Agreement that are matters of contract law shall be governed by the laws of the state specified in the Agreement, except to the extent New Jersey corporate law (or the corporate law of the jurisdiction in which the Corporation is then incorporated) conflicts with the contract law of such state, in which event New Jersey corporate law (or the corporate law of the jurisdiction in which the Corporation is then incorporated) shall govern. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

                  14.20 Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

PROXY


                          LITTLEFIELD, ADAMS & COMPANY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  ANNUAL METING OF SHAREHOLDERS - JUNE 12, 1998

The undersigned shareholder of LITTLEFIELD, ADAMS & COMPANY, a New Jersey corporation (the "Company"), hereby appoints STANLEY I. HALBREICH and WARREN L. RAWLS, and each of them voting singly in the absence of the other, with full power of substitution to each, as the proxies and attorneys of the undersigned to vote, as designated on the reverse side, all shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Littlefield, Adams & Company to be held at the Holiday Inn - Dayton North, 2301 Wagner Ford Road, Dayton, Ohio, at 1:00 p.m. (local time) on June 12, 1998, in accordance with the following instructions:

TO BE VALID, THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE. IF NO INSTRUCTIONS ARE GIVEN WITH RESPECT TO ANY MATTER SPECIFIED IN THE NOTICE OF ANNUAL MEETING TO BE ACTED UPON AT THE MEETING, THE PROXY WILL VOTE THE SHARES REPRESENTED HEREBY FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW, FOR THE PROPOSAL TO AMEND THE LITTLEFIELD, ADAMS & COMPANY INCENTIVE PLAN, AND IN ACCORDANCE WITH HIS BEST JUDGMENT ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

                                                             -------------------
                                                                CONTINUED ON
                                                                REVERSE SIDE
                                                             -------------------